UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2016 (June 10, 2016)

BIOSCRIP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-28740	05-0489664
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1600 Broadway, Suite 950, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 697-5200

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of June 16, 2016, with respect to the amendment of the asset purchase agreement, dated June 11, 2016 (the “Asset Purchase Agreement”), by and among BioScrip, Inc., HomeChoice Partners, Inc., a Delaware corporation and a wholly owned subsidiary of the Company, HS Infusion Holdings, Inc., a Delaware corporation (“Home Solutions”) and each of the subsidiaries of Home Solutions set forth on the signature pages to the Asset Purchase Agreement. The purpose of this amendment to the Form 8-K is to replace the version of the First Amendment to the Asset Purchase Agreement previously filed as Exhibit 2.1 (the “First Amendment to the Asset Purchase Agreement”) to the Form 8-K with the version attached to this Form 8-K/A as Exhibit 2.1, which corrects a typographical error in the previously filed version. Effective upon the filing of this Form 8-K/A, Exhibit 2.1 of the Form 8-K is replaced and superseded in its entirety by Exhibit 2.1 to this Form 8-K/A. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the First Amendment to the Asset Purchase Agreement.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company will prepare a proxy statement to be filed with the Securities and Exchange Commission ("SEC"). When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company. The Company's security holders are urged to read the proxy statement carefully when it becomes available, as well as any other relevant documents filed by the Company with SEC, because they will contain important information. The Company's stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC's website at http://www.sec.gov. The Company's stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to BioScrip, Inc., Attn: Chief Financial Officer, 1600 Broadway, Suite 950, Denver, CO 80202, telephone: (720) 697-5200, or from the investor relations page on the Company's website at http://bioscrip.com/overview.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed acquisition. Information about the Company's directors and executive officers and their ownership of the Company's equity interests is set forth in the proxy statement for the Company's 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 27, 2016. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed acquisition, which may be different than those of the Company's stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed acquisition when filed with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index which is hereby incorporated by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: June 17, 2016	/s/ Kathryn M. Stalmack
By: Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Description

2.1	The First Amendment, dated June 16, 2016, to the Asset Purchase Agreement, dated June 11, 2016, by and among HS Infusion Holdings, Inc., the direct and indirect subsidiaries of HS Infusion Holdings, Inc. set forth on the signature pages, the Company and HomeChoice Partners, Inc.